UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 9, 2019

Novanta Inc.

(Exact name of Registrant as Specified in Its Charter)

New Brunswick, Canada	001-35083	98-0110412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 266-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	The Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 9, 2019, Novanta Inc. (the “Company”) held its Annual Meeting of Shareholders.  A total of 32,275,641 common shares were present or represented by proxy at the meeting, representing approximately 92.22 percent of the Company’s common shares outstanding as of March 29, 2019, the record date for the meeting. The following are the voting results on the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2019.

Item 1 — Election of directors for a term of office expiring on the date of the annual meeting of shareholders in 2020, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stephen W. Bershad	27,701,171	776,379	3,798,058
Lonny J. Carpenter	28,426,505	51,078	3,798,058
Deborah DiSanzo Eldracher	28,435,132	42,451	3,798,058
Matthijs Glastra	28,425,613	51,937	3,798,058
Brian D. King	27,713,694	763,889	3,798,058
Ira J. Lamel	28,425,902	51,681	3,798,058
Dominic A. Romeo	28,426,466	51,084	3,798,058
Thomas N. Secor	27,089,854	1,387,729	3,798,058

Item 2 — Approval, on an advisory basis, of the Company’s executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,365,221	86,627	25,735	3,798,058

Item 3 — Approval, on an advisory basis, of the frequency of future shareholder votes on the Company’s executive compensation.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes ABSTAINED	Broker Non-Votes
26,650,271	100,052	1,701,900	25,360	3,798,058

Item 4 — Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2020 annual meeting of shareholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
32,238,649	13,687	23,305	-

Based on the foregoing votes, each of the eight nominees for director was elected; Item 2 was approved; the shareholders recommended that future shareholder votes on the Company’s executive compensation be held every year; and Item 4 was approved. Based on these voting results and consistent with the recommendation of the Board of Directors (the “Board”), the Board has determined to hold an advisory vote on the Company’s executive compensation every year until the next advisory vote regarding the frequency of future advisory votes on executive compensation is submitted to the shareholders or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: May 10, 2019	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer